
CALERES
★5★
Investor Day 10.02.19


CALERES
★ 5 ★


Ken Hannah
SVP Chief Financial Officer



Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company's future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferencesand purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) imposition of tariffs; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company's information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company's distribution centers; (xi) foreign currency fluctuations; (xii) changes to tax laws, policies and treaties; (xiii) the ability to recruit and retain senior management and other key associates; (xiv) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xv) the ability to secure/exit leases on favorable terms; (xvi) the ability to maintain relationships with current suppliers; and (xvii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company's Annual Report on Form 10-K for the year ended February 2, 2019, which information is incorporated by reference herein and updated by the company's Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.


CALERES
★ 5 ★

Diane Sullivan
Chairman, CEO, President

CAL101

We Are Consumer Focused

We Put the Consumer at the Center of Everything We Do



Caleres Has Been Driven by Footwear Consumer Insights
From the Very Beginning

1860s
Left and right feet are shaped differently


See that Mark
Means Quality 100% Leather

Left shoe and right shoe made differently

1860s
Physiological differences between male and female feet



Lasts made specifically for a woman's foot

1940s
Life stage influences type of product consumers buy and wear


Pedwin

Lifestyle brands

1980s
People are shopping for shoes differently


FAMOUS

Famous Footwear expansion

2000s
People are shopping for shoes differently

shoes.com



Shoes.com acquisition

2010s
Consumer need for service, speed and consistent experiences



Omni-Channel design

CAL101

We Are Diversified and Relevant

We Have a Portfolio of Footwear Brands that are Authentic and Differentiated

FAMOUS footwear
NATURALIZER
VINCE.
Dr Scholl's SHOES
Blowfish MALIBU
Circus Sam Edelman
VIONIC
Zodiac
rykä
Bzees
ALLEN EDMONDS PORT WASHINGTON
Sam Edelman
VIA SPIGA
Fergie
FrancoSarto
LifeStride
VERONICA BEARD

CAL101

We Are Footwear Experts

We Have an Unmatched Commitment to Continued Innovation


Feel
Fit
Quality
Craftsmanship

CAL101

We Are Service Leaders

100M Pairs of Footwear Delivered Any Way You Want to Shop


Wholesale / Retail Partners
Caleres Distribution Centers
Caleres Owned Retail
eCommerce Platforms
Famous Footwear

CAL101 A Unique Set of Advantages

We Are Consumer Focused

We Put the Consumer at the Center of Everything We Do



We Are Diversified and Relevant

We Have a Portfolio of Footwear Brands that are Authentic and Differentiated


FAMOUS footwear
NATURALIZER
VINCE.
VIONIC
Bzees
ALLEN EDMONDS
Sam Edelman
VIA SPIGA
FrancoSarto
VERONICA BEARD

We Are Footwear Experts

We Have an Unmatched Commitment to Continued Innovation



We Are Service Leaders

100M Pairs of Footwear Delivered Any Way You Want to Shop


Wholesale / Retail Partners
Caleres Distribution Centers
Caleres Owned Retail
eCommerce Platforms

And, The Company We Keep is Second to None

NORDSTROM IBM Rothschild&Co NDP NPD TRUE FIT FN Microsoft
nielsen Saks Fifth Avenue ANTHROPOLOGIE Marshalls Timberland Dillard's Adobe Dr. Martens
OWN SAP VANS tbs EY shopbop FedEx. Westfield SKECHERS PUMA
DSW BankofAmerica WWD adidas amazon BIRKENSTOCK J.P.Morgan
crocs macy's VOGUE The New York Times HGTV qualtrics sitecore
Neiman Marcus SIMON BCG Zappos THE CUT TNT Luenthai NET-A-PORTER QVC
CONVERSE Experian jda. Huajian YouGov Walmart bloomingdales KOHL'S
Deloitte FARIDA GROUP VERONICA BEARD TJ·maxx the knot Lifetime acxiom

Over Time, We Have Elevated Our Ambitions and Outcomes

2011-2015	2015-2019
Leaner, Stronger, and More Profitable	**Invest for Growth**
Focused on the Three Consumer Platforms	Evolve the Portfolio
Drive Earnings Growth	Incubate and Add Brands
Consumer Centric Culture	Invest in Infrastructure to Compete



Consumer Expectations and Behaviors Have Changed Dramatically


Proliferation of Choice


"I want it now, conveniently, easily, seamlessly"


Mobile Technology and Social Media Explosion


Blurring of Athletic and Fashion


Sustainability and Social Responsibility


Brands Matter

In Anticipation of Consumer Evolution, Caleres Has Also Changed

Portfolio

Existing Brands Reimagined
New Brand Acquired
New Brands Incubated
New Partnerships
Brands Exited



Capabilities

Speed to Market
Diversified Sourcing
Consumer Fulfillment
eCommerce
BOPIS



Teams

Brand Development and Product Design Leadership

Consumer Marketing
Insights and Analytics





And, By Many Measures We Are Winning With The Consumer

Market Share Increase From 4.6% to 5.3%

Brands From 4 in Top 25 to 6 in Top 25

eCommerce From 7% to 21% of Sales

8 Consecutive BTS Comp Growth

Our Next Chapter will be Radically, *Quietly* Different

2011-2015	2015-2019	2019 - 2022
Leaner, Stronger, and More Profitable	Invest for Growth	What's Next?
Focused on Three Consumer Platforms Drive Earnings growth Consumer Centric Culture	Evolve the Portfolio Incubate and Add Brands Invest in Infrastructure to Compete	



+3% Sales* CAGR
+30% Adj. EPS CAGR
+4% Sales* CAGR
+5% Adj. EPS CAGR

*Excludes exited and discontinued businesses

2019 2022 | Our Next Chapter

CALERES



What Unites Us

Our Passion

We Are Experts in one thing... Footwear,

and we are ferocious about fit.

Our Purpose

To inspire people to feel great...

feet first.

Our Values

Passion, Accountability, Curiosity, Creativity, Caring

Our Vision

A powerful portfolio of footwear brands built on deep consumer insights, generating unwavering loyalty and trust.

Our Advantage

Authentic and differentiated brands that span diverse consumer segments powered by industry-leading product creation, global sourcing, fulfillment, and consumer-direct capabilities.

Our People

In everything we do, we strive to be the best. Agility is our signature, listening and respect are our foundation, and we share a common goal of making our consumers happy.

Powerful Brands with Deep Consumer Connections

Essential Balance



Brands that are for active families who prioritize ease, value and style while living conscientious, balanced lifestyles.

Life Stride
FAMOUS footwear
Blowfish Malibu
Dr. Scholl's Shoes

Modern Heritage



Brands that are for people who possess strong personal sensibilities and desire authenticity that remains ever-current.

NATURALIZER
ALLEN EDMONDS
Zodiac
VIA SPIGA

Self Expression



Brands that are for people who hold fashion-first orientations and chase excitement, escape, and discovery.

Sam Edelman
Fergie
VINCE.
Franco Sarto
VERONICA BEARD

Forward Movement



Brands that are for people who are motivated by healthy choices related to their total wellness and well-being.

VIONIC
Bzees
ryka

Our Next Chapter will be Radically, *Quietly* Different

2011-2015	2015-2019	2019 - 2022
Leaner, Stronger, and More Profitable	**Invest for Growth**	**Leverage Investments and Insights**
Focused on Three Consumer Platforms Drive Earnings growth Consumer Centric Culture	Evolve the Portfolio Incubate and Add Brands Invest in Infrastructure to Compete	Broaden Reach of Portfolio Strengthen Consumer Connections Accelerate Innovation



+3% Sales* CAGR
+30% Adj. EPS CAGR
+4% Sales* CAGR
+5% Adj. EPS CAGR

*Excludes exited and discontinued businesses



Our Strategic Priorities Will Guide Our Decision Making in Our Next Phase of Growth

1.

Broaden Reach and Power of Brands and Products

Cultivating Consumer- Focused Brands

Continuously manage and evolve the portfolio to improve relevance and performance

Rebrand and evolve the Famous Footwear go-to-market strategy

Drive global orientation and growth across the brand portfolio

Pursue brands, licenses and creative opportunities to move the portfolio forward

Partner with preferred customers to develop, produce and distribute owned and exclusive brands


Our Strategic Priorities
Will Guide Our
Decision Making in
Our Next Phase
of Growth

2.

Strengthen Connections with Consumers

Obsessively Meeting Consumer Desires

Fulfill ★5★ promise through product fit, feel, design, and merchandising

Evolve consumer experiences and communications to accelerate loyalty and emotional connection

Continuously sharpen consumer, brand and fashion viewpoints through the use of insights

Differentiate brand storytelling with targeted consumer audiences

Amplify brands' message and consistency across all consumer touch-points

Apply test and learn to identify ways to grow sales and profitability


Our Strategic Priorities Will Guide Our Decision Making in Our Next Phase of Growth

3.

Accelerate Innovation of Capabilities and Operations

Enabling Speed, Agility and Efficiency of Scale

Leverage speed-to-market capabilities to respond more quickly to consumer demand

Maximize consumer fulfillment capabilities as a differentiator

Identify efficiencies to jumpstart earnings potential and fund investments to sustain profitability

Improve productivity of inventory with faster turns and tighter buys

Capitalize on eCommerce re-platform, CRM and digital investments

Optimize retail footprint and enhance in-store experience

Our Next Chapter will be Radically, *Quietly* Different

2011-2015

Leaner, Stronger, and More Profitable

Focused on Three Consumer Platforms
Drive Earnings growth
Consumer Centric Culture

2015-2019

Invest for Growth

Evolve the Portfolio
Incubate and Add Brands
Invest in Infrastructure to Compete

2019 - 2022

Leverage Investments and Insights

Broaden Reach of Portfolio
Strengthen Consumer Connections
Accelerate Innovation


+3% Sales* CAGR
+30% Adj. EPS CAGR
+4% Sales* CAGR
+5% Adj. EPS CAGR
Low Single-Digit *Sales CAGR*
Double-Digit *Adj. EPS CAGR*

2019 2022 | Our Next Chapter



Today's Agenda

Consumer Insights
Stephen Henderson

Famous Footwear
Molly Adams

Brand Portfolio
Jay Schmidt

Q&A

Capabilities Discussion
Dan Friedman, Willis Hill, Mark Schmitt

Lunch & Brand Showrooms

Brand Partners
Sam Edelman, Veronica Beard, Vionic

Financials
Ken Hannah

Q&A

Wrap Up


CALERES
★5★


Stephen Henderson
SVP Marketing & eCommerce,
Brand Portfolio

Caleres Has Been Driven by Footwear Consumer Insights
From the Very Beginning

1860s
Left and right feet are shaped differently


See that Mark
Means Quality 100% Leather

Left shoe and right shoe made differently

1860s
Physiological differences between male and female feet



Lasts made specifically for a woman's foot

1940s
Life stage influences type of product consumers buy and wear


Pedwin

Lifestyle brands

1980s
People are shopping for shoes differently


FAMOUS FOOTWEAR
ATHLETIC
NIKE

Famous Footwear expansion

2000s
People are shopping for shoes differently

SHOES.COM



Shoes.com acquisition

2010s
Consumer need for service, speed and consistent experiences



Omni-Channel design

Caleres Will be Driven by Footwear Consumer Insights
Far Into the Future

2020s

Consumer demand for brands, styles and experiences that are for every "me" and every changing need



Be Consumer Obsessed

Being Consumer Obsessed starts by
observing
understanding
building empathy for
the people who buy and wear footwear.

Caleres anticipates needs in order to
solve problems in order to
build emotional attachment,
loyalty, repeat purchase and
create shareholder value.

Caleres rigorously integrates
technology,
analytics and
creativity
to meet consumer desires.

Myriad Sources For Consumer Insight are Incorporated for Deep Analysis

- Commercial Market Intelligence
- Fit Intelligence
- Consumer Brand Perception
- Consumer Data Enrichment
- Big Data Analytics
- Consumer Panel Testing
- Voice of the Consumer
- Ratings and Reviews
- Behavioral Analytics
- Consumer Experience Feedback

Insights Hold Practical Application
Across Product and Consumer Lifecycles

The Caleres Model for Brand Management

Brand origin and purpose	Line and style detail	Where to make and source	How to message and where to advertise	Where and how to sell	Retention and lifetime value development
Based on understood consumer needs or breakthrough opportunities	Based on fashion and style preferences cues	Based on eco and sustainability orientation and speed of purchase interval	Based on media consumption and creative and tonal preference	Based on retailer attachment and channel behaviors	Based on loyalty preferences and emotional motivators

Consumer Insights Unlock Breakthroughs Based on the Rational and Emotional


Rational
Practical Decision Making
Can I afford it?
Does it fit?
Can I get it without hassle?
Is it versatile?
Emotional
Consumer Love and Obsessions
How does it make me feel?
Does it take me somewhere?
Does it reflect who I want to be?
Do I love it?

To Strengthen Connections Between Brands and Consumers
Deeper Audience Analysis Is Required


There are 200M+
Contactable Adults
in the U.S. Today


Each is Composed
of a Vast Series
of Characteristics
Age
Gender
Marital status
Ethnicity
Race
Homeownership
Dwelling type
Age of home
Home value
Length of tenure in home
Neighborhood
Occupation
Education
Presence of children
Children's age and gender
Number of adults in the household
Income
Discretionary spending
Credit card type
Vehicle ownership
Type of vehicle owned
Employment status
Religion
Charitable orientation
Hobbies
Pets
Fashion attitudes
Health and fitness
Music preference
Reading preference
Political orientation
Footwear spend
Brand preference
Travel preference
Ailments and medications
Investment attitudes
Media preferences
Time zone
Language spoken
Bankruptcies
Loans and liens
Technology adoption
Urbanicity
Rewards card user


HIGHER INCOME
Affluence
FAMILIES
OLDER
Household Structure
Age
YOUNGER
SINGLES
LOWER INCOME


HIGHER INCOME
LOWER INCOME
FAMILIES
YOUNGER
OLDER
SINGLES
Sperry
Dr. Scholl's
Dockers
Birkenstock
Naturalizer
✓ Have a "trendy" fashion style
X Prefer designer clothing
Foot Locker
Burlington
Marshall's


HIGHER INCOME
FAMILIES
OLDER
YOUNGER
SINGLES
LOWER INCOME

NATURALIZER

2020 Strategic Priorities

Broaden Reach and Power of Brands and Products



NATURALIZER

We Built a Consumer Profile based on both **Rational and Emotional Insights**



What Are Her Motivators?
Core Emotional Themes of the Brand
What Is Her Financial Circumstance?
Commercial Size of Prize
Where and How Does She Shop?
Engagement and Channel Priorities
What is Her Style Point of View?
The Epicenter for Fashion and Design


NATURALIZER
Over the last 24 months, Naturalizer's audience composition has shifted as an outcome of centering around its new target archetype.
New Design Philosophy
Consumer Media Targeting
Today We Will ____.

2014

1	Parker	271
2	Brooklyn	267
3	Jamie	226
4	Jasper	220
5	Lane	201
6	Arlo	201
7	Cameron	199
8	Ellery	199
9	Corey	193
10	Stevie	188
11	Sloane	188
12	Archer	177
13	Reese	175
14	Cassidy	163
15	Indiana	163
16	Ashley	157
17	Mattie	152
18	Story	151
19	Kennedy	145
20	Piper	140
21	Dylan	137
22	Taylor	129
23	Gray	117
24	Linden	115
25	River	111


HIGHER INCOME
FAMILIES
OLDER
YOUNGER
SINGLES
LOWER INCOME

2014

1	Parker	271
2	Brooklyn	267
3	Jamie	226
4	Jasper	220
5	Lane	201
6	Arlo	201
7	Cameron	199
8	Ellery	199
9	Corey	193
10	Stevie	188
11	Sloane	188
12	Archer	177
13	Reese	175
14	Cassidy	163
15	Indiana	163
16	Ashley	157
17	Mattie	152
18	Story	151
19	Kennedy	145
20	Piper	140
21	Dylan	137
22	Taylor	129
23	Gray	117
24	Linden	115
25	River	111

2015

1	Parker	262
2	Brooklyn	258
3	Jamie	219
4	Ellery	219
5	Jasper	212
6	Arlo	196
7	Sloane	191
8	Lane	190
9	Corey	190
10	Stevie	188
11	Cameron	188
12	Archer	180
13	Reese	176
14	Cassidy	167
15	Indiana	163
16	Ashley	160
17	Mattie	151
18	Story	143
19	Piper	139
20	Dylan	137
21	Kennedy	135
22	Taylor	127
23	Gray	121
24	Linden	112
25	Jules	109

2016

1	Parker	259
2	Brooklyn	254
3	Jamie	214
4	Jasper	205
5	Stevie	192
6	Cameron	188
7	Archer	184
8	Corey	183
9	Arlo	180
10	Lane	179
11	Sloane	178
12	Reese	176
13	Ashley	172
14	Ellery	170
15	Cassidy	169
16	Indiana	165
17	Piper	150
18	Mattie	148
19	Story	148
20	Dylan	144
21	Taylor	131
22	Gray	130
23	Kennedy	126
24	Linden	122
25	Jules	114

2017

1	Brooklyn	259
2	Parker	257
3	Jasper	214
4	Arlo	205
5	Corey	201
6	Jamie	197
7	Stevie	195
8	Cameron	189
9	Ashley	183
10	Sloane	176
11	Cassidy	175
12	Reese	170
13	Archer	166
14	Indiana	162
15	Piper	152
16	Ellery	152
17	Lane	152
18	Story	150
19	Mattie	145
20	Dylan	142
21	Kennedy	138
22	Taylor	132
23	Linden	125
24	Gray	120
25	Jules	118

2018

1	Parker	265
2	Brooklyn	262
3	Jasper	221
4	Corey	205
5	Stevie	200
6	Jamie	194
7	Arlo	194
8	Ellery	190
9	Ashley	189
10	Piper	188
11	Cameron	188
12	Sloane	181
13	Cassidy	176
14	Indiana	159
15	Lane	153
16	Archer	151
17	Reese	151
18	Story	149
19	Dylan	148
20	Taylor	144
21	Mattie	136
22	Aspen	135
23	Kennedy	135
24	Goose	127
25	Linden	123

2019

1	Parker	277
2	Brooklyn	271
3	Jasper	234
4	Ellery	217
5	Piper	210
6	Stevie	207
7	Ashley	201
8	Corey	197
9	Cameron	195
10	Cassidy	186
11	Jamie	183
12	Arlo	180
13	Sloane	179
14	Indiana	162
15	Archer	161
16	Lane	159
17	Story	151
18	Dylan	149
19	Taylor	146
20	Reese	138
21	Aspen	137
22	Kennedy	132
23	Goose	130
24	Linden	130
25	Mattie	129

FAMOUS footwear

2020 Strategic Priorities

Strengthen Connections with Consumers




HIGHER INCOME
FAMILIES
OLDER
YOUNGER
SINGLES
LOWER INCOME


HIGHER INCOME
FAMILIES
OLDER
YOUNGER
SINGLES
LOWER INCOME

FAMOUS footwear

Our Active Family Audience is Large, Lucrative and Represents Exceptional Lifetime Value



Age 25-35

Married With Children and Single Parents

High Discretionary Spend

Prefers to Shop Specialty Stores, In Store and On-Line

Thinks Shopping is a Great Way to Relax

Mobile and Streaming Media Consumption and Connects to Brands via Social

Mainstream Fashion Sensibilities

Prioritizes Known Trends and National Brands

Researches Options and Loves Deals But Won't Trade Quality for Fashion



How We Ensure the Caleres Portfolio of Brands Remains Relevant Across Consumer Segments


HIGHER INCOME
LOWER INCOME
FAMILIES
YOUNGER
OLDER
SINGLES
Famous Footwear
Dr. Scholl's
LifeStride
Blowfish Malibu
Active families who prioritize ease, value and style while living conscientious, balanced lifestyles
Essential Balance


HIGHER INCOME
Naturalizer
Allen Edmonds
Via Spiga
People who possess strong personal sensibilities and desire authenticity that remains ever-current
Modern Heritage
FAMILIES
OLDER
YOUNGER
SINGLES
LOWER INCOME


HIGHER INCOME
Sam Edelman
Franco Sarto
Fergie
People who hold fashion-first orientations and chase excitement, escape, and discovery
Self-Expression
FAMILIES
YOUNGER
OLDER
SINGLES
LOWER INCOME


HIGHER INCOME
FAMILIES
YOUNGER
OLDER
SINGLES
LOWER INCOME
Vionic
Bzees
Ryka
People who are motivated by healthy choices related to their total wellness and well-being
Forward Movement

Caleres Brands Over-Index with High-Value Consumer Segments from Many Walks of Life.


HIGHER INCOME
Modern Heritage
Self-Expression
Forward Movement
Essential
FAMILIES
YOUNGER
OLDER
SINGLES
LOWER INCOME

Powerful Brands with Deep Consumer Connections

Essential Balance



Brands that are for active families who prioritize ease, value and style while living conscientious, balanced lifestyles.

Life Stride
FAMOUS footwear
Blowfish
Dr. Scholl's

Modern Heritage



Brands that are for people who possess strong personal sensibilities and desire authenticity that remains ever-current.

NATURALIZER
ALLEN EDMONDS
Zodiac
VIA SPIGA

Self Expression



Brands that are for people who hold fashion-first orientations and chase excitement, escape, and discovery.

Sam Edelman
Fergie
VINCE.
Franco Sarto
VERONICA BEARD

Forward Movement



Brands that are for people who are motivated by healthy choices related to their total wellness and well-being.

VIONIC
Bzees
rykä

We Have a Unique Set of Advantages:

We Are Consumer Focused

We Are Diversified and Relevant

We Are Footwear Experts

We Are Service Leaders

FAMOUS footwear

NATURALIZER

VINCE.

Dr.Scholl's SHOES

Blowfish MALIBU

Circus

VIONIC

Zodiac

ryka

Bzees

ALLEN EDMONDS PORT WASHINGTON

Sam Edelman

VIA SPIGA

Fergie

FrancoSarto

LifeStride

VERONICA BEARD


CALERES
★ 5 ★


Molly Adams
Division President
Famous Footwear

FAMOUS footwear

Famous 101

$1.6B Annual Revenue
11M Active Famously You Rewards Members

185M Store, App and Website Visits

973 Stores
85% off Mall

7 Years Positive Same Store Sales



FAMOUS footwear

Famous 101

Established brand that is trusted and loved
Dedicated focus and understanding of our consumer

Broad-based reach and appeal

Strong consumer relationships – opportunity to attract new consumers and deepen connections with existing ones

Fresh and compelling product assortment that resonates with our consumers



Famous Footwear's Position within the Caleres Portfolio is Founded on Consumer Insight

Essential Balance



Brands that are for active families who prioritize ease, value and style while living conscientious, balanced lifestyles.

Life Stride · Famous Footwear · Blowfish Malibu · Dr. Scholl's Shoes

Modern Heritage

Brands that are for people who possess strong personal sensibilities and desire authenticity that remains ever-current.

Naturalizer · Allen Edmonds · Zodiac · Via Spiga

Self Expression

Brands that are for people who hold fashion-first orientations and chase excitement, escape, and discovery.

Sam Edelman · Fergie · Vince. · Franco Sarto · Veronica Beard

Forward Movement

Brands that are for people who are motivated by healthy choices related to their total wellness and well-being.

Vionic · Bzees · Rykä

FAMOUS footwear

Our Active Family Audience is Large, Lucrative and Represents Exceptional Lifetime Value


Age 25-35
Married With Children and Single Parents
High Discretionary Spend
Prefers to Shop Specialty Store, In Store and On-Line
Thinks Shopping is a Great Way to Relax
Mobile and Streaming Media Consumption and Connects to Brands via Social
Mainstream Fashion Sensibilities
Prioritizes Known and National Brands
Researches Options and Loves Deals But Won't Trade Quality for Fashion

FAMOUS footwear

From a House of Brands to A Branded House

[We Must Act and Think More Like a Brand]

Feel A Little Famous



Our Vision
Creating a Consistent Brand Voice and Experience

1 Merchandising

The Best Brands, with the Best Styles, at the Best Value which Meet the Active Family's Desires



Nike Timberland Dr. Martens VANS

2 Marketing

A Consistent Brand Voice and Feel Across All Channels of Communication Meaningful to our Target Consumer


BE FAMOUS.

3 Consumer Experience

A Seamless and Unique Famous Footwear Consumer Experience Whether It Be In Store or Online



1

Merchandising

The Best Brands, with the Best Styles, at the Best Value which Meet the Active Family's Desires

Reduce SKUs while driving depth in key programs

Elevate assortment to offer more premium styles at higher AURs

Grow iconic brands and focus on adding new premium brands

Incorporate store and consumer data points into localized assortment strategies

Leverage strength in athletic and athletic inspired shoes



1

Merchandising

The Best Brands, with the Best Styles, at the Best Value which Meet the Active Family's Desires

Reduce SKUs while driving depth in key programs

Elevate assortment to offer more premium styles at higher AURs

Grow iconic brands and focus on adding new premium brands

Incorporate store and consumer data points into localized assortment strategies

Leverage strength in athletic and athletic inspired shoes


BIRKENSTOCK
crocs
Blowfish
MALIBU
Timberland
CONVERSE
VANS
Circus
by Sam Edelman
Dr. AirWair
Martens

Positioned for Growth

Active Families and Casual Lifestyle

Our Core Brand Strength for Athletic and Casual

Assortment of Athletic and Athletic Inspired Brands and Styles


adidas
Nearly 40% of Famous Footwear's Sales Come from Projected High-Growth Sport Leisure Categories

2

Marketing

**A Consistent Brand Voice and Feel
Across All Channels of Communication
Meaningful to our Target Consumer**

Strengthen the FF brand voice to reach more consumer and deepen the connection with existing consumers

Direct media mix to broaden and amplify the voice of Famous Footwear by shifting more marketing spend toward customer-facing initiatives

Evolve the new "Famously You" Rewards program to drive increased customer loyalty


BOGO
WOMEN'S BOOT TREND SHOP
REV IT UP
BOGO

Famously You.

New members

"Superstar" members

Retention

Average spend

Frequency of visits

Members shopping multiple channels

Percentage of total sales


You Earned This!
$20 REWARD CASH


STEP INTO THAT FAMOUS FALL FEELING
MEMBER EXCLUSIVE 20%


JOIN THE CELEBRATION
THE EXCITING, NEW REWARDS PROGRAM THAT CELEBRATES YOU.
FAMOUSLY you REWARDS
BOGO 1/2 OFF socks
BOGO 1/2 socks

3

Consumer Experience

A Seamless and Unique Famous Footwear Consumer Experience Whether It Be In Store or On Line

Drive FF.com as the primary sales growth vehicle for the FF brand

Launch new E-commerce platform to offer new capabilities and enhanced customer experiences with the ability to quickly evolve to changing consumer dynamics

Continuously improve FF.com profitability

Drive toward an optimized store count concentrated in the most important DMA's

Reposition key markets and explore new markets for growth and opportunities to introduce the brand for FF.com expansion

Accelerate refresh of stores in the next 2 years to establish consistency across store portfolio


adidas


ALL INVENTORY
IN STORE
CATEGORY
BRAND
COLOR
PRICE
VANS
$49.99
$49.99
$59.99
$54.99

FAMOUS footwear

Looking Forward

Confident in our team and our business

Committed to growing sales and profit

Focused on consumer

Strategies in place to deliver the Famous vision and improved financial results


JOIN THE CELEBRATION
BOGO
FAMOUS footwear


CALERES
★5★


Jay Schmidt
President, Brand Portfolio

Brand Portfolio 101

$1.2B Revenue in 2018

50MM Pairs Shipped

15 Brands

12 Owned with 3 Partner Brands
Wholesale, Owned Retail and eCommerce Distribution Mix





Our Brands are Creating Winning Outcomes with Consumers



Market Share 8.3% in Womens Fashion Footwear

Largest and Growing



Excellent Aggregate Net Promoter Score

Market Share Source: NPD POS, Trailing 12 months ended August 2019



Caleres Owns 6 out of the Top 25 Women's Fashion Footwear Brands in USA



#9 Sam Edelman
#13 Naturalizer
#16 Lifestride
#18 Vionic
#19 Franco Sarto
#22 Dr. Scholl's

Source: NPD POS, Trailing 12 months ended August 2019


Our Portfolio Growth Levers
Brand Partnerships
VINCE.
VERONICA BEARD
Brand Evolution
NATURALIZER
ALLEN EDMONDS
International
NATURALIZER
Sam Edelman
Brand Creation
Zodiac
Product Innovation
Sport and Sustainability
eCommerce
All Caleres Brands
Three Year Net Sales Growth Expectation for Brand Portfolio is Low to Mid Single Digits

Brand Evolution
Naturalizer

Created in 1927,
Based on Fit, Comfort and Femininity

By 2015, Naturalizer's Brand Core
Attributes Were:
Practical
Comfortable
Mature



BLACK
STANDS OUT
Naturalizer
Naturalizer
Naturalizer
naturalizer

NATURALIZER

2016: Consumer Research and Brand Identity Work Begins

2017: Brand Evolution Began in Spring with New Product, Brand and Packaging

2018: More Product Categories and Speed Capabilities Accelerate Growth, Consumer Profile Begins to Shift

2019: Purpose-Driven Consumer Platform Today We Will, New Flagship Retail, 27 Edit, RSVP Social Occasion and Weather-Ready Collections Launch


Brand Grew from
#19 Market Share to #13
Millennials and Gen X
Fastest Growing Segments
Now Represent 45%


Consumer Focused
Respected the Existing Consumer While Targeting a Growth Audience
Respected What Was Important and True from the Brand's Legacy
The Shoe with the Beautiful Fit
Evolution of Team
Evolved, High-Performance Team Drove Every Facet…
Assortment, Planning, Marketing, Media, eCommerce, Retail
Invigorated Culture of Change

Brand Evolution
Allen Edmonds

Created in 1922,
Based on Craftsmanship, Made in the USA

By 2017, Allen Edmonds core attributes were:
Heritage Classic Dress
Goodyear Welts
Amazing Core Consumer Loyalty
62% Repeat Purchase Rate
Promotional


Allen Edmonds
AN AMERICAN ORIGINAL
FALL COLLECTION
Allen Edmonds
REDISCOVER
AMERICA SALE
SALE
SEASONS CHANGE.
QUALITY ENDURES.

ALLEN EDMONDS 1922

PORT WASHINGTON

Identified a High Value Existing Consumer Archetype

Curator of an Original, Most Valuable Consumer

15% of Audience Representing 30% of Sales: Opportunity to Acquire More and Drive Sales

Recent Messaging Adjusted Against this Audience with Promising Results

Go Forward Priorities:

Reduce Promotional Posture

Expand Product Offerings

Improve Storytelling Around Product and Craft

Rebuild Wholesale Partnerships

Leverage Brand Portfolio Capabilities


ALLEN EDMONDS 1922
PORT WASHINGTON
Big Idea...
Shift Classification Balance to Reflect Customer Needs
Best in Class...
And on the Right Path Forward


Heritage: Classic Dress
Today 65%
2021 45%


Emerging: Reimagined Business Casual
Today 15%
2021 20%


Re-Energize: Weekend Casual
Today 15%
2021 15%


Explore: Lux Sneakers
Today 5%
2021 20%

Brand Partnership

VINCE.

2011: Begins with Original Brand Founders

Targeting: A Designer Consumer Underserved by Casual Offerings

Brand Attributes: Relaxed Luxury Casual

West Coast Ease

Luxe Materials

Deep Rich Colors

Monochromatic Detailing

Seamless Pairing Back to Apparel





vince.

Global Dual Gender Brand Selling in Over 400 Doors

Third Contract Term with Vince Corp

Sport, Flats, Sandals and Boots ALL Scale

Brand has Endured Many Changes Yet Our Adherence to Design Ethos and Brand Attributes Kept the Footwear on Target

Biggest Compliment from Potential New Partners: "I couldn't believe it was licensed"














Brand Partnership

VERONICA BEARD

Sisters in Law who Married Brothers

Love of Fashion Inspired their Brand Launch

Epitome of Self Expression

Brand Pillars:
Confident, Discerning, Versatile, Feminine
A Lover of Print, Color and Silhouettes that make
Her Feel Like a Woman

Always with Careful Attention to Quality and Fit

Perfect Partners
Share Our Values, Passions and Ambitions
Like Us, The Consumer is At the Center of
Every Conversation



Brand Creation

Zodiac

Created in 1962

Known for the Urban Cowboy Boot

From the Caleres Vault

Insights Drove Consumer Profile

Consumer is a Free-Spirited, Independent Woman with Her Own Unique Style

Revive Heritage Boho Western Flavor

Craft Driven, Distinctly Casual










Innovation: Sport
Fashion Sport is Here to Stay
Sport Quickly Grew to 20% of Portfolio
620 BPS Growth Since 2015
Capitalizes on Caleres' design and production capabilities to provide competitive edge
Exploit fashion sport across the portfolio at tiered price points
No. 1 item is Sport in Vince, Naturalizer and Dr. Scholl's


Innovation: Sustainability
Sustainable Design is the Next Frontier
Almost 60% of Millennial Are Aware of and Concerned About the Impact of Footwear Production Can Have on the Environment
Feeling good, looking good and doing good through amplification of eco-friendly approaches
Dr. Scholl's is our Innovation Pioneer
early learnings will roll-out to the rest of the portfolio
Source: NPD Future of Footwear 2019


eCommerce
eCommerce Will Exceed 30% of Brand Portfolio Sales in 2019, up 400 BPS over 2018
Catalyst for Growth:
Faster Reads and Product Adoption
Critical Investments Made, Allow for Best in Class Capabilities
Richest Insights About Consumers: Who She is? What She Does? What Motivates Her?


Sam Edelman
International
International Will Become a Stronger Capability Over the Next 3 Years
Growth Initiatives:
China Joint Venture
Partner Brand Investment Holding LTD
Rollout: 2019 7 Locations in Beijing and Shanghai plus T-Mall
Opportunity for scale with more brands and markets


Brand Partnerships
VINCE.
VERONICA BEARD
Brand Evolution
NATURALIZER
ALLEN EDMONDS
International
NATURALIZER
Sam Edelman
Our Portfolio Growth Levers
Brand Creation
Zodiac
Product Innovation
Sport and Sustainability
eCommerce
All Caleres Brands
Three Year Net Sales Growth Expectation for Brand Portfolio is Low to Mid Single Digits


Questions


Answers

Accelerate Innovation of Capabilities and Operations


Dan Friedman
Division President
Global Supply Chain


Willis Hill
SVP
Chief Information
Officer


Mark Schmitt
SVP
Chief Logistics
Officer


Lunch


Showroom
Tours


CALERES
★5★
Investor Day 10.02.19

Brand Partners


Sam Edelman
Sam Edelman


VERONICA BEARD
Veronica S. Beard
Veronica M. Beard


VIONIC
Chris Gallagher


CALERES
★5★


Ken Hannah
Chief Financial Officer

Track Record of Consistent, Profitable and Sustainable Growth





Net Sales*
$2.3B
$2.6B
~$3.0B
2011
2015
2019E
+3.5% CAGR '11-'19



Adjusted EPS
$0.70
$2.00
$2.35 to $2.45
2011
2015
2019E
+16.7% CAGR '11-'19

*Excludes exited and discontinued businesses

Strategic Progress

2011-2015	2015-2019
Leaner, Stronger, and More Profitable	**Invest for Growth**
Focused on Three Consumer Platforms Drive Earnings growth Consumer Centric Culture	Evolve the Portfolio Incubate and Add Brands Invest in Infrastructure to Compete



+3% Sales* CAGR
+30% Adj. EPS CAGR
+4% Sales* CAGR
+5% Adj. EPS CAGR

*Excludes exited and discontinued businesses

Strategic Progress

2011-2015	2015-2019	2019 - 2022
Leaner, Stronger, and More Profitable	Invest for Growth	Leverage Investments and Insights
Focused on Three Consumer Platforms Drive Earnings growth Consumer Centric Culture	Evolve the Portfolio Incubate and Add Brands Invest in Infrastructure to Compete	Broaden Reach of Portfolio Strengthen Consumer Connections Accelerate Innovation
+3% *Sales* CAGR* +30% *Adj. EPS CAGR*	+4% *Sales* CAGR* +5% *Adj. EPS CAGR*	**Low Single-Digit** *Sales CAGR* **Double-Digit** *Adj. EPS CAGR*

*Excludes exited and discontinued businesses


Leverage Investments and Insights
Broaden Reach of Portfolio
Strengthen Consumer Connections
Accelerate Innovation and Capabilities


Net Sales*
$2.3B
$2.6B
~$3.0B
Low Single-Digit CAGR
2011
2015
2019E
2022


Adjusted EPS
$0.70
$2.00
$2.35 to $2.45
Double-digit CAGR
2011
2015
2019E
2022

*Excludes exited and discontinued businesses

Positioned to Win in Any Environment

Winning Strategies

1. **Broaden Reach and Power of Brands and Products**
   Cultivating Consumer- Focused Brands

2. **Strengthen Connections with Consumers**
   Obsessively Meeting Consumer Desires

3. **Accelerate Innovation of Capabilities and Operations**
   Enabling Speed, Agility and Efficiency of Scale

Winning Business Model

Diversified Portfolio Delivers Consistency

Enhanced Efficiency to Drive Profitability

Disciplined, Returns-Driven Capital Allocation

Financial Flexibility to Execute Plans



2022 Financial Targets

Net Sales
Low Single Digit Growth

Adjusted Earnings Per Share
Double Digit Growth

Return on Invested Capital
Greater than 15%

Driving Solid Growth Across the Top Line

Revenue Performance


Leverage Investments and Insights
Invest for Growth
$2.6B*
~$3.0B
Up Low-Single Digits
2015
2019E
2022

*Excludes exited and discontinued businesses

Leverage Investments

- **Industry Growth:** US footwear market expected to growth at less than 2% CAGR over next 3 years; Global footwear market expected to grow at 3%
- **Direct-to-Consumer:**
  - Digital capabilities deliver e-commerce related sales
  - Consumer insight tools allow targeted portfolio sales growth
  - Brand strength and best in class partnership capture international sales opportunity
  - Speed to market captures consumer desires

Expectations Through 2022

- **Total Sales:** Up low-single digits
  - **Famous Footwear:** Flat to up low-single digits
  - **Brand Portfolio:** Up low to mid-single digits

Drivers of Sales Growth

Industry Expectations

US footwear sales growth expected to be (<2% CAGR)

US Footwear Market Growth



1.50%
<2.0%
2015-2019 CAGR
2019-2022 CAGR Expected

Source: The NPD Group

Direct to Consumer

•**Digital Capabilities:** eCommerce related sales growing at 30+% CAGR

•**Consumer Insights:** Tools and data drive decision-making throughout the product and brand lifecycle and will strengthen our platform through:

- Evolving consumer brand experience, seamlessly connecting all channels of distribution
- Driving product innovation
- Assisting in identification of brand partnerships
- Identifying white space to drive brand creation and brand evolution

•**Brand Strength:** Partnership will help drive international expansion resulting in new growth opportunities

Driving Strong Earnings Growth

Adjusted Earnings Per Share Performance



Leverage Investments and Insights
Invest for Growth
Double-Digit CAGR
$2.00
$2.35 to $2.45
2015
2019E
2022

Leverage Investments

- **Productivity:** EBITDA margin improvements driven by efficiencies across the portfolio:
  - **Supply Chain:** Efficiencies in sourcing, distribution, and product development
  - **Purchasing:** Leverage platform scale to drive down expenses across portfolio
  - **Product Margins:** Inventory management and pricing strategies deliver expansion
- **Portfolio:** Leverage the brand diversification to drive consistent, sustainable, profitable growth in earnings

Expectations Through 2022

- **EPS Growth:** Double-digit CAGR
- **EBITDA Margin:** Grow by 100 bps
  - **Famous Footwear:** Grow by 100 bps
  - **Brand Portfolio:** Grow by 100 bps

Continuous Culture of Productivity

Efficiencies and Cost Savings Fuel Investment and Drive Earnings Growth

Supply Chain



Automation reduces cost per pair processing at distribution centers

Sourcing model leverages speed to market capabilities

Product development and innovation capabilities create differentiated portfolio

Purchasing



Pricing negotiation for common materials delivers indirect spending benefits

Drive efficiencies across store portfolios

CAL platform and scale leverages technology investments to drive expense reductions

Product Margins



Leveraging scale to portfolio business to reduce operating costs

Technology investments to drive productivity and further leverage platform

Continuous assessment of our store portfolio across brands to maximize returns

Optimize Efficiencies to Maximize Agility and Flexibility

Driving Strong Returns on Investments

Adjusted Return on Investment Capital Performance



Leverage Investments and Insights
Invest for Growth
16.8%
14%
Maintain Greater than 15%
2015
2019E
2022

Leverage Investments

- **Strategic Investments:**
  - Consumer insight tools
  - Distribution centers
  - Brands
  - Direct to Consumer
  - Technology
  - Supply chain
- **Capital Allocation:** Prioritize business growth, strengthening balance sheet, and delivering cash to shareholders

Expectations Through 2022

- **ROIC hurdle rate of at least 15%**
- **Capital Spend: Return to normal levels of spend**

Driving Strong Returns on Investments

Consumer Insight Tools



Consumer engagement ensures product alignment with consumer expectations

Data mining identifies opportunities for product and brand evolution

Consumer segmentation refines brand communication and product mix

Consumer experience online and in stores

Brands

Diversification delivers consistent, sustainable and profitable growth

Acquisitions enhance portfolio with great brands that stand for something

Differentiated and relevant product portfolio key to generate returns

Direct to Consumer



Leverage stores and eCommerce to create comprehensive and consistent consumer experience

Expand fulfillment capabilities to meet customer

Localize product assortments via national store footprint

Driving Strong Returns on Investments

Supply Chain



Speed to market improvements through scale and the extensive CAL supply chain

Optimize factory and country base to minimize global risk factors

Appropriately balance cost, cycle time and quality and align with each brand's promise

Distribution Centers



State-of-the-Art automation delivers speed to exceed customer expectations

Capabilities in place to minimize cost impact from growing eCommerce business

Targeted consumer-based approach to minimize market share growth

Technology



Platform investments enhance consumer experience and protect consumer data

Consumer insights link with business practices to ensure benefits are captured

Increase speed and agility of decision-making and action across the portfolio

Driving Strong Returns on Investments

Capital Spend Reduction

Our investments have resulted in annual capital spend well above our base level required

Capital Expenditure Historical Spend Average



Incremental Investments in growth Infrastructure ~$25M annually
Base level capital spend ~$40M annually
2011-2014
2015-2019
2020-2022

Return capital expenditures to base level spend of $40M annually

Balanced Approach to Capital Allocation

Capital Allocation Priorities

1. Organic Growth Business Needs
2. Strengthen Balance Sheet
3. Dividends to Shareholders
4. Share Repurchases
5. Fund Strategic Opportunities

Positioned to Win in Any Environment

Winning Strategies

1. **Broaden Reach and Power of Brands and Products**
   Cultivating Consumer- Focused Brands

2. **Strengthen Connections with Consumers**
   Obsessively Meeting Consumer Desires

3. **Accelerate Innovation of Capabilities and Operations**
   Enabling Speed, Agility and Efficiency of Scale

Winning Business Model

Diversified Portfolio Delivers Consistency

Enhanced Efficiency to Drive Profitability

Disciplined, Returns-Driven Capital Allocation

Financial Flexibility to Execute Plans


Questions


Answers

2019 2022 | Our Next Chapter

CALERES
★5★


CALERES
★5★
Investor Day 10.02.19

Non-GAAP Financial Measures

In this presentation, the Company's financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the Company provides historic and estimated net earnings, earnings per diluted share and return on invested capital adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the Company's business and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company's core operating results. These measures should not be considered a substitute for or superior to GAAP results. Reconciliations to the applicable GAAP financial measures have been included in the following pages.

CALCULATION OF RETURN ON AVERAGE INVESTED CAPITAL AND ADJUSTED RETURN ON AVERAGE INVESTED CAPITAL (NON-GAAP METRICS)

	2015	2019 (Estimated)	
		Low	High
(Millions)			
Return on Average Invested Capital			
Net earnings (trailing twelve months)	$ 81.5	$ 90.0	$ 94.0
Average invested capital [(1)]	524.2	700.0	700.0
Return on average invested capital	15.5%	12.9%	13.4%
Adjusted Return on Average Invested Capital			
Adjusted net earnings (trailing twelve months)	$ 88.0	$ 96.4	$ 100.4
Average invested capital [(1)]	524.2	700.0	700.0
Adjusted return on average invested capital	16.8%	13.8%	14.3%

[(1)] Calculated as the 13-month average of each month-end invested capital balance. Invested capital is defined as current assets, excluding cash and cash equivalents in excess of borrowings under the revolving credit agreement, plus property and equipment, net, less current liabilities, excluding borrowings under the revolving credit agreement and lease obligations.

RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	2011		2015		2019 Guidance			
(Millions, except per share data)	Net Earnings (Loss) Attributable to Caleres, Inc.	Diluted Earnings (Loss) Per Share	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Net Earnings Attributable to Caleres, Inc. Low	Net Earnings Attributable to Caleres, Inc. High	Diluted Earnings Per Share Low	Diluted Earnings Per Share High
GAAP earnings	$ 24.6	$ 0.56	$ 81.5	$ 1.85	$ 90.0	$ 94.0	$ 2.19	$ 2.29
Charges/Other Items:								
Loss on debt extinguishment	0.6	0.02	6.5	0.15	-	-	-	-
Gain on sale of subsidiary	(14.0)	(0.32)	-	-	-	-	-	-
Business exits and cost reductions	12.0	0.28	-	-	1.4	1.4	0.03	0.03
ASG acquisition and integration-related costs	7.0	0.16	-	-	-	-	-	-
Vionic acquisition and integration-related costs	-	-	-	-	5.0	5.0	0.13	0.13
Total Charges/Other items	$ 5.6	$ 0.14	$ 6.5	$ 0.15	$ 6.4	$ 6.4	$ 0.16	$ 0.16
Adjusted earnings	$ 30.2	$ 0.70	$ 88.0	$ 2.00	$ 96.4	$ 100.4	$ 2.35	$ 2.45